Exhibit 10.1

BUSINESS CONSULTANT AGREEMENT

        THIS BUSINESS CONSULTANT AGREEMENT (“Agreement”) is entered into effective July 6, 2007, between DISABOOM, INC., a Colorado corporation, with its principal offices located at 7730 E. Belleview Ave., Suite A-306, Greenwood Village, CO 80111 (the “Company”), and David Nahmias or his assignee having a business address of 14 Lynnfield Rd., Memphis TN 38120 (the “Consultant”).

1.     Consulting Services.

The services rendered by Consultant hereunder (the “Consulting Services”) shall consist of consultations with management of the Company as management may from time to time require during the term of this Agreement. Such consultation with management shall be with respect to financial public relations, business promotion, business growth and development, including mergers and acquisitions, and general business consultation. The Consulting Services may include services pertaining to promoting the Company’s relationship with the financial community and its securities holders, the preparation and distribution of periodic reports and news releases to keep existing shareholders informed about the Company’s activities, maintaining regular communications with stockholders and brokers, and such other matters as may be agreed upon between the Company and Consultant.

2.     Term of Agreement.

The term of this Agreement shall commence on the date hereof and shall terminate one year therefrom unless terminated earlier. Either party may terminate this Agreement at any time and for any reason by providing the other party 30 days written notice.

3.     Consideration.

3.1	The Company shall pay Consultant as follows:

a.	Cash Compensation: The Company shall pay Consultant cash compensation of $12,000 per month for each month that this Agreement is in effect, payable by the 10th day of each month.

b.	Warrants: The Company shall issue Consultant or its assignee warrants to purchase 400,000 shares of the Company’s common stock which shares shall vest in 100,000 share installments on September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008 contingent upon Consultant continuing to provide services to the Company under this Agreement on the vesting date, and shall be exercisable for a period of five years from the vesting date, at an exercise price of $1.45 per share. The form of warrant is attached to this Agreement as Exhibit A.

3.2	Expenses incurred by Consultant in performing services under this Agreement shall be reimbursed at cost within fifteen days of receipt of an invoice at the offices of the Company. Notwithstanding, all expenses in excess of $500 shall be approved in writing prior to Consultant incurring any expense for which he intends to be reimbursed.

    4.        Confidentiality of Company Information.

Consultant agrees at all times during the term this Agreement and thereafter to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose, make known, divulge or communicate, directly or indirectly, to any person, firm, corporation or other entity without the prior written authorization of the Company, any Confidential Information of the Company or any Confidential Information of third parties provided to Consultant by the Company. Consultant understands that all Confidential Information is the sole and exclusive property of the Company or of third parties whose rights the Company wishes to protect. Consultant will be vigilant in protecting all Confidential Information from disclosure to unauthorized persons and will comply with all rules and instructions of the Company concerning the physical, intellectual, and electronic security of the Company’s premises, property and records. Consultant understands that “Confidential Information” means, without limitation, any Company proprietary information, intellectual property, patents, trademarks, copyrights, technical data, trade secrets or know-how, including, but not limited to, research, methods, business plans, products, services, price lists, customer lists, customer information and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of this Agreement), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, third party information or products, or other business information disclosed to Consultant by the Company either directly or indirectly, whether orally, in writing, or by drawings or observation of parts or equipment. Consultant understands that the Board of Directors of the Company may from time to time reasonably designate as Confidential Information other subject matters requiring confidentiality and secrecy which shall be deemed to be covered by the terms of this Agreement. Consultant further understands that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of his or of others who were under confidentiality obligations as to the item or items involved.

        The provisions of this Section shall survive the termination of this Agreement.

5.     Miscellaneous.

5.1	Entire Agreement; Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter, and may only be modified by the express written agreement of the party to be bound.

5.2	Notices. Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by fax, three days after being mailed by first class mail, or one day after being sent by a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice, at the following address or fax number for such party (or at such other address or fax number as shall hereafter be specified by such party by like notice):

(a)	If to the Company, to: J.W. Roth Chief Executive Officer 7730 E. Belleview Ave. Suite A-306 Greenwood Village, CO 80111 Phone: (720) 407-6530 Fax : (___) E-Mail: jwroth@disaboom.com

(b)	If to Consultant, to: David Nahmias 14 Lynnfield Road Memphis, TN 38120 Phone: (901) 680-0256 Fax: (901) 680-0256 E-Mail: safescidn@mindspring.com

5.3	Waiver. Neither Consultant’s nor the Company’s failure to insist at any time upon strict compliance with this Agreement or any of its terms nor any continued course of such conduct on their part shall constitute or be considered a waiver by Consultant or the Company of any of their respective rights or privileges under this Agreement.

5.4	Binding Effect. The provisions of this Agreement shall be binding upon, and inure to the benefit of the Company and Consultant and their respective successors and assigns.

5.5	Assignment Prohibited. No assignment of this Agreement shall be made without the prior written consent of the other party.

5.6	Severability. If any provisions of this Agreement are deemed invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect.

5.7	Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

5.8	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9	Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of laws. In the event of any dispute between the parties which results in litigation, the exclusive venue for such litigation shall be a district court within the state of Colorado.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

DISABOOM, INC. A Colorado corporation By: /s/ J. W. Roth J.W. Roth Title: Chief Executive Officer By: /s/ David Nahmias David Nahmias

EXHIBIT A

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

Issue Date: July 6, 2007

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

DISABOOM, INC.

        THIS CERTIFIES that, for value received, DAVID NAHMIAS or his assignee is entitled to purchase from DISABOOM, INC., a Colorado corporation (the “Corporation”), subject to the terms and conditions hereof, 400,000 shares (the “Warrant Shares”) of common stock, $0.0001 per share par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm MST on June 30, 2013 (the “Termination Date”).

    1.        Exercise of Warrants.   (a)  The Warrant Shares shall vest in 100,000 share installments on September 30, 2007, December 31, 2007, March 31, 2008, and June 30, 2008 (the “Vesting Dates”) contingent upon David Nahmias’ continued provision of services to the Corporation under the Business Consultant Agreement dated July 6, 2007. The Holder may, at any time after the Vesting Dates and for a period of 5 years from each Vesting Date, exercise those shares vested under this Warrant in whole or in part at an exercise price per share equal to $1.45 per share, subject to adjustment as provided herein (the “Warrant Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

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    2.        Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

    3.        No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

    4.        Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer.

    5.        Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

               (a)        Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

               (b)        Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Warrant Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Warrant Price shall be proportionately increased and the number of Warrant Shares proportionately reduced. Notwithstanding the foregoing, in no event will the Warrant Price be reduced below the par value of the Common Stock.

    6.        Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

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THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

    7.        Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this   6th   day of July, 2007.

DISABOOM, INC. By: /s/ J.W. Roth J.W. Roth, Chief Executive Officer

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WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To:	Disaboom, Inc. 7730 E. Belleview Ave. Suite A-306 Greenwood Village, CO 80111 Attention: Chief Executive Officer

Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase _________ shares of the Common Stock of Disaboom, Inc. covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $______ in lawful money of the United States.

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

__________________________________________________________________

__________________________________________________________________
(please print or type name and address)

__________________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

__________________________________________________________________

__________________________________________________________________
(please print or type name and address)

__________________________________________________________________
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

___________________________________ Signature of Holder

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form. Do not use this form to exercise the warrant.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________ whose address is

______________________________________________________________________________________________

____________________________________________________________________________________________

Dated: _____________________, _______

Holder's Signature: __________________________________________

Holder's Address: ____________________________________________

_________________________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.